UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 22, 2003


                                   KADANT INC.
               (Exact Name of Registrant as Specified in Charter)



Delaware                            1-11406                           52-1762325
(State or Other Jurisdiction      (Commission                      (IRS Employer
of Incorporation)                 File Number)               Identification No.)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)



                                 (978) 776-2000
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                                   KADANT INC.



Item 12.   Disclosure of Results of Operations and Financial Condition

           On October 22, 2003, Kadant Inc. announced its financial results for the fiscal quarter ended September 27, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99 to this Current Report on Form 8-K.

           The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                  KADANT INC.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KADANT INC.


Date:  October 22, 2003   By: /s/ Thomas M. O'Brien
                              --------------------------------------------------
                              Thomas M. O'Brien
                              Executive Vice President, Chief Financial Officer, and Treasurer




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                                   KADANT INC.

                                  EXHIBIT INDEX

Exhibit
  No.               Description of Exhibit
--------------------------------------------------------------------------------

  99 Press Release dated October 22, 2003: Kadant Reports 2003 Third Quarter Results




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